UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

QUADRO ACQUISITION ONE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF QUADRO ACQUISITION ONE CORP.

850 LIBRARY AVENUE, SUITE 204

NEWARK, DE 19715

[    ], 2024

Dear Quadro Acquisition One Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Quadro Acquisition One Corp., a Cayman Islands exempted company (the “Company”), which will be held on May 20, 2024, at [    ] Eastern Time (the “Meeting”), at the offices of [    ] located at [    ], and via a virtual Meeting, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [   ]. You will not be required to attend the Meeting in person in order to vote, and the Company encourages virtual participation.

The attached notice of the extraordinary general meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposal:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend, on a monthly basis, the date by which the Company has to consummate a business combination (“Termination Date”) from May 22, 2024 (the “Current Termination Date”) to November 22, 2024 (or such earlier date as determined by the Board) (as extended, the “Charter Extension” and such extended date, the “Charter Extension Date”) (the “Extension Amendment Proposal”);

The Extension Amendment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company initially had until February 22, 2023 to complete the Business Combination.

On February 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved an extension of the date by which the Company must consummate an Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend the Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023 (the “First Extension”). In connection with the First Extension, shareholders holding 20,451,847 ordinary shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million.

On November 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved an extension of the date by which the Company must consummate the Business Combination to May 22, 2024 (the “Second Extension”). In connection with the Second Extension, shareholders holding 977,473 Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.77 per share for an aggregate of approximately $10.526 million.

The Board has determined that it is in the best interests of the Company to seek an additional extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to complete a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate on the Current Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants of the Company if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $[   ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[   ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the ordinary shares on the Nasdaq Capital Market on the Record Date was $[   ]. Accordingly, if the market price of the ordinary shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[   ] less per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Current Termination Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Quadro Sponsor LLC, the Company’s sponsor (the “Sponsor”) or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $[    ] per month or (b) $[    ] per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on May 22, 2024 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until November 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $[    ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Current Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $[    ] per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $[   ] per share (plus any applicable interest accrued) if [   ] Public Shares are redeemed and [   ] Public Shares remain outstanding, in comparison to the current redemption amount of approximately $[    ] per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with the Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Current Termination Date, May 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of the ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

The Board has fixed the close of business on [   ], 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtains the Charter Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal.

Enclosed is the proxy statement containing detailed information about the Meeting and the Extension Amendment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the Meeting.

By Order of the Board of Directors of Quadro Acquisition One Corp.

/s/ Dimitri Elkin
Dimitri Elkin
Chief Executive Officer
[ ], 2024

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. If you are a shareholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal.

NOTICE OF EXTRAORDINIARY GENERAL MEETING OF SHAREHOLDERS

OF QUADRO ACQUISITION ONE CORP.

TO BE HELD ON MAY 20, 2024

To the Shareholders of Quadro Acquisition One Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Quadro Acquisition One Corp., a Cayman Islands exempted company (the “Company”), will be held on May 20, 2024, at [   ] Eastern Time (the “Meeting”), at the offices of [   ] located at [   ], and via a virtual Meeting, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [   ]. You will not be required to attend the Meeting in person in order to vote, and the Company encourages virtual participation. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposal, which is more fully described below in this proxy statement, which is first being mailed to shareholders on or about [   ], 2024:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) to give the Company’s board of directors (the “Board”) the right to extend, on a monthly basis, the date by which the Company has to consummate a business combination (“Termination Date”) from May 22, 2024 (the “Current Termination Date”) to November 22, 2024 (or such earlier date as determined by the Board) (as extended, the “Charter Extension” and such extended date, the “Charter Extension Date”) (the “Extension Amendment Proposal”). The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as of the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association of the Company be amended as set out in Annex A to the proxy statement for the Meeting, in order to give the Board of Directors of the Company the right to extend, on a monthly basis, the Termination Date (as defined therein) from May 22, 2024 to November 22, 2024 (or such earlier date as determined by the Board of Directors of the Company), with immediate effect.”

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”). The Company initially had until February 22, 2023 to complete the Business Combination.

On February 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved an extension of the date by which the Company must consummate an Business Combination to April 22, 2023 and to allow the Board, without another shareholder vote, to further extend the Termination Date on a monthly basis up to seven times for an additional one month each time until November 22, 2023 (the “First Extension”). In connection with the First Extension, shareholders holding 20,451,847 ordinary shares issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million.

On November 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved an extension of the date by which the Company must consummate the Business Combination to May 22, 2024 (the “Second Extension”). In connection with the Second Extension, shareholders holding 977,473 Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.77 per share for an aggregate of approximately $10.526 million.

The Board has determined that it is in the best interests of the Company to seek an additional extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to complete a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate on the Current Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds, including interest earned but net of taxes payable, held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants of the Company if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $[   ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[   ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the ordinary shares on the Nasdaq Capital Market on the Record Date was $[   ]. Accordingly, if the market price of the ordinary shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[   ] less per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Current Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $[   ] million that was in the Trust Account as of the Record Date.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Quadro Sponsor LLC, the Company’s sponsor (the “Sponsor”) or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $[   ] per month or (b) $[   ] per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on May 22, 2024 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination (such loans, the “Contribution”), which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until November 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Current Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $[   ] per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $[   ] per share (plus any applicable interest accrued) if [   ] Public Shares are redeemed and [   ] Public Shares remain outstanding, in comparison to the current redemption amount of approximately $[   ] per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with the Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Current Termination Date, May 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting.  You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of the ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Record holders of ordinary shares at the close of business on [   ], 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were [   ] issued and outstanding ordinary shares, of which 6,250,000 ordinary shares, or [   ]%, were held by the Sponsor.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting and the Extension Amendment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is first being mailed to shareholders on or about [   ], 2024.

By Order of the Board of Directors of Quadro Acquisition One Corp.

/s/ Dimitri Elkin
Dimitri Elkin
Chief Executive Officer
[ ], 2024

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts are forward-looking statements. These statements relate to future events or to the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

●	the Company’s ability to complete the Business Combination;

●	the Company’s potential ability to obtain additional financing to complete the Business Combination;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of the ordinary shares and other securities of the Company; or

●	the use of proceeds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

In some cases, you can identify forward-looking statements by terms such as “may,” “could,” “will,” “should,” “would,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “project” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. If one or more of these risks or uncertainties occur, or if the underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements made in this proxy statement relate only to events or information as of the date on which the statements are made in this proxy statement. Except as expressly required by the federal securities laws, there is no undertaking to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on May 20, 2024, at [   ] Eastern Time. The Meeting will be held at [   ], and via a virtual Meeting, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the Meeting in person in order to vote, and the Company encourages virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [   ].

Q:	Why am I receiving this proxy statement?

A:	The Company is a blank check company incorporated as a Cayman Islands exempted company on September 15, 2020 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On February 22, 2021, the Company consummated its initial public offering of 23,000,000 units, each consisting of one Ordinary Share and one-third (1/3) of one redeemable warrant to purchase one Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, the Company consummated the private placement of an aggregate of 4,400,000 warrants at a price of $1.50 per warrant, generating gross proceeds of $6,600,000. The total offering generated an aggregate amount of gross proceeds of $234,600,000 to the Company.

Like most blank check companies, the Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

The Company initially had until February 22, 2023 to complete the Business Combination. On February 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved the First Extension to November 20, 2023. In connection with the First Extension, shareholders holding 20,451,847 Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.20 per share for an aggregate of approximately $208.5 million. On November 20, 2023, the Company held an extraordinary general meeting at which the shareholders of the Company approved the Second Extension to May 22, 2024. In connection with the Second Extension, shareholders holding 977,473 Public Shares exercised their right to redeem those shares for cash at an approximate price of $10.77 per share for an aggregate of approximately $10.526 million.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date, November 22, 2024, if necessary in order to allow the Company additional time to complete a Business Combination and is therefore holding this Meeting.

Q:	When and where is the Meeting?

A:	The Meeting will be held at the offices of [ ] located at [ ]. We will also be hosting the Meeting via live webcast on the Internet at [ ]. The webcast will start at [ ] Eastern Time, on May 20, 2024. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Meeting. If you do not have a voter control number, you will be able to listen to the Meeting only and you will not be able to vote or submit questions during the Meeting.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposal:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to give the Board the right to extend, on a monthly basis, the Termination Date from May 22, 2024 to November 22, 2024 (or such earlier date as determined by the Board).

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:	The Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate on the Current Termination Date.

Q:	What vote is required to approve the Extension Amendment Proposal at the Meeting?

A:	The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of the ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that it will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate on the Current Termination Date.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:	The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any ordinary shares over which they have voting control in favor of the Extension Amendment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any ordinary shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,250,000 ordinary shares, representing approximately [    ]% of the issued and outstanding ordinary shares. As a result, no votes from public shareholders are needed to approve the Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Company securities or membership interests in the Sponsor pursuant to such arrangements.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:	If you do not want the Extension Amendment Proposal, you may vote “AGAINST” such proposal. If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, and your shares will be counted for the purposes of determining whether the Extension Amendment Proposal is approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment is approved, and your shares which are not voted at the Meeting will have no effect on the outcome of such votes.

On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,250,000 ordinary shares, representing approximately [   ]% of the issued and outstanding ordinary shares. As a result, no votes from public shareholders are needed to approve the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:	If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment thereof and a Business Combination is not completed on or before the Current Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its 6,250,000 ordinary shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	If the Extension Amendment Proposal is approved, the Company will continue to attempt to complete a Business Combination until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands in substantially the form that appears in Annex A hereto and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing a Business Combination on or before the Charter Extension Date.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of taxes payable, available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with completing a Business Combination on or before the Charter Extension Date.

The removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates. In addition, the Memorandum and Articles of Association provide that the Company cannot redeem or repurchase Public Shares to the extent such redemption would result in the Company’s failure to have at least $5,000,001 of net tangible assets. As a result, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $[   ] per month or (b) $[   ] per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on May 22, 2024 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until November 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Current Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $[   ] per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $[   ] per share (plus any applicable interest accrued) if [   ] Public Shares are redeemed and [   ] Public Shares remain outstanding, in comparison to the current redemption amount of approximately $[   ] per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with the Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Charter Extension at any time without any further action by shareholders.

Q:	If I vote for or against the Extension Amendment Proposal and want my shares redeemed, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:	No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against). As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Capital Market.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card to Quadro Acquisition One Corp., 850 Library Avenue, Suite 204, Newark, DE 19715, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

●	attending and voting, virtually via the Internet, during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if you attend and vote at the Meeting, any votes cast by your proxy will be invalid.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Extension Amendment Proposal will be counted for the purposes of determining whether the Extension Amendment Proposal is approved, and any ordinary shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that the Extension Amendment Proposal will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on this proposal. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of the vote on the Extension Amendment Proposal.

Q:	What constitutes a quorum at the Meeting?

A:	The holders of one-third of the issued and outstanding ordinary shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor, who beneficially owns approximately [ ]% of the issued and outstanding ordinary shares, will count towards this quorum. As a result, in addition to the Sponsor’s shares, as of the Record Date, no additional shares would be required to achieve a quorum.

Q:	How do I vote?

A:	If you were a holder of record of ordinary shares on [ ], 2024, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.  By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [   ], Eastern Time, on [   ], 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal?

A:	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal?

A:	The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of ordinary shares and warrants. See the section entitled “The Extraordinary General Meeting—Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of warrants issued in connection with the Company’s initial public offering, which are exercisable for one Ordinary Share at an exercise price of $11.50 per Ordinary Share (the “Public Warrants”) upon consummation of the Business Combination, have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated February 20, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on May 16, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:	You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:	The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage a fee of $8,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Quadro Acquisition One Corp.
850 Library Avenue, Suite 204

Newark, DE 19715
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: dimitri@twelveseascapital.com

You may also contact the proxy solicitor for the Company at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

To obtain timely delivery, shareholders must request the materials no later than May 13, 2024, or five business days prior to the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on May 16, 2024 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting and at any adjournment thereof. This proxy statement contains important information regarding the Meeting, the proposal on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [   ], 2024 to all shareholders of record of the Company as of [   ], 2024, the Record Date for the Meeting. Shareholders of record who owned ordinary shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held at [   ], Eastern Time, on May 20, 2024 at the offices of [   ] located at [   ], and via live webcast at [   ]. The Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposal:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Memorandum and Articles of Association to give the Board the right to extend, on a monthly basis, the Termination Date from May 22, 2024 to November 22, 2024 (or such earlier date as determined by the Board).

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposal that will be presented at the Meeting and upon which you are being asked to vote is summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned ordinary shares at the close of business on [   ], 2024, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [   ] issued and outstanding ordinary shares, of which [   ] ordinary shares are held by the Company’s public shareholders and 6,250,000 ordinary shares are held by the Sponsor.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Extension Amendment Proposal.

Quorum and Required Vote

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting of the holders of one-third of all issued and outstanding ordinary shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Extension Amendment Proposal will be counted for the purposes of determining whether the Extension Amendment Proposal is approved, and any ordinary shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal.

It is possible that the Company will not be able to complete a Business Combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of ordinary shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal. Votes submitted by mail must be received by [   ] p.m., Eastern Time, on [   ], 2024.

Voting by Internet.  Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone. If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 16, 2024.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You may attend the Extraordinary General Meeting by visiting [   ]. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the offices of [   ] located at [   ]. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the Meeting in person in order to vote, and the Company encourages virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting [   ] and entering the voter control number included on your proxy card. In order to vote or submit a question during the Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	entering a new vote by Internet or telephone;

●	sending a later-dated, signed proxy card to Quadro Acquisition One Corp., 850 Library Avenue, Suite 204, Newark, DE 19715, Attn: Dimitri Elkin, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

●	attending and voting, virtually via the Internet, during the Meeting.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares, you may call Advantage, the Company’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

●	on or before 5:00 p.m., Eastern Time, on May 16, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the address listed below; and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $[   ] per share as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the ordinary shares, as shareholders may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the ordinary shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

The address of the Company’s transfer agent is:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged Advantage to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage a fee of $8,500. The Company will also reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor holds, and the Chief Executive Officer beneficially owns, 6,250,000 ordinary Shares and 4,400,000 warrants, all of which would expire worthless if the Business Combination is not consummated;

●	the fact that the Sponsor has agreed not to redeem any ordinary shares held by it in connection with a shareholder vote to approve the Business Combination;

●	the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to any of the ordinary shares held by it if the Company fails to complete the Business Combination on or before the Current Termination Date, and the Extension Amendment Proposal is not approved;

●	the fact that the Sponsor has made certain loans to the Company;

●	the fact that the Sponsor has granted to each of Jonathan D. Morris and Gregory D. Nelson, directors of the Company, 50,000 Sponsor membership interests which entitle them to receive 50,000 ordinary shares upon the closing of a Business Combination, and has agreed to transfer 15,000 ordinary shares to Konstantin Tourevski, a director, prior to the completion of the Business Combination;

●	the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the Business Combination;

●	the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if the Business Combination is not consummated on or before the Current Termination Date, and the Extension Amendment Proposal is not approved; and

●	the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete a Business Combination. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

Additionally, if the Extension Amendment Proposal is approved and implemented, the Sponsor or its designees has agreed to contribute to the Company as a loan the lesser of (a) an aggregate of $[   ] per month or (b) $[   ] per month for each Public Share that is not redeemed in connection with the Charter Extension for each calendar month (commencing on May 22, 2024 and on the 22nd day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete a Business Combination, which amount will be deposited into the Trust Account. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after the Redemption and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Redemption, then the amount paid per share will be reduced proportionately. For example, if we need until November 22, 2024 to complete the Business Combination, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Charter Extension, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after the Redemption, then the amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ].

Assuming the Extension Amendment Proposal is approved, the first monthly Contribution will be deposited into the Trust Account promptly following the Current Termination Date. Each additional monthly Contribution will be deposited in the Trust Account on or before the 22nd day of such calendar month. Accordingly, if the Extension Amendment Proposal is approved and we need until the Charter Extension Date, which is the full amount of time permitted by the Charter Extension, to complete the Business Combination, the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $[   ] per share (plus any applicable interest accrued) if all of our Public Shares remain outstanding after redemptions, or approximately $[   ] per share (plus any applicable interest accrued) if [   ] Public Shares are redeemed and [   ] Public Shares remain outstanding, in comparison to the current redemption amount of approximately $[   ] per share (which amount includes interest not previously released to the Company to pay its taxes). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Charter Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the extension, then we will liquidate and dissolve promptly in accordance with the Memorandum and Articles of Association (as amended pursuant to the Extension Amendment Proposal).

Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate on the Current Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $[   ] (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[   ] million as of the Record Date (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the ordinary shares on the Nasdaq Capital Market on the Record Date was $[   ]. Accordingly, if the market price of the ordinary shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[   ] less per share than if the ordinary shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before the Current Termination Date.

Reason for the Extension Amendment Proposal

The Memorandum and Articles of Association provide that the Company has until the Current Termination Date to complete the Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Memorandum and Articles of Association to allow for a longer period of time to complete the Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained so that the Company will have a limited additional amount of time to complete a Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate on the Current Termination Date.

The Extension Amendment Proposal is essential to allowing the Company additional time to complete a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Current Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its ordinary shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association in substantially the form of Annex A hereto with the Registrar of Companies of the Cayman Islands. The Company will then continue to attempt to complete a Business Combination until the Charter Extension Date. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Charter Extension at any time without any further action by shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of taxes payable. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets after taking into account the Redemption.

In order to exercise your redemption rights, you must:

●	on or before 5:00 p.m., Eastern Time, on May 16, 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the address listed below; and

●	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of $[   ] per share as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the ordinary shares, as shareholders may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the ordinary shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

The address of the Company’s transfer agent is:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Public Shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s ordinary shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds shares (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding shares, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s ordinary shares as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

HOLDERS CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS ARE URGED TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1—The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company’s is considered a “passive foreign investment company” for these purposes (which the Company’s will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with the shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire shares and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of the Company’s current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of the Company’s earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, it is likely that it has not met the PFIC asset or income test beginning with its initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to the Company’s will not be known until after the close of its current taxable year. If the Company does not satisfy the start-up exception, it will likely be considered a PFIC since its date of formation, and will continue to be treated as a PFIC until it no longer satisfies the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held the Company’s securities at any time it was considered a PFIC).

If the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of shares and the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election for the Company’s first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if the Company is determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above by making a timely QEF election (if eligible to do so) to include in income its pro rata share of the Company’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which the Company’s taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from the Company. If the Company determines that it is a PFIC for any taxable year, it will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election, and the special tax and interest charge rules do not apply (because of a timely QEF election for the Company’s first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) its shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to PFIC status will be made annually, a determination that the Company is a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for the Company’s first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year that ends within or with a taxable year of the Redeeming U.S. Holder and in which the Company is not a PFIC. On the other hand, if the QEF election is not effective for each of the Company’s taxable years in which it was a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which the Company is determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in under their particular circumstances.

If the Company is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if the Company receives a distribution from, or disposes of all or part of its interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. The Company will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that the Company will have timely knowledge of the status of any such lower-tier PFIC. In addition, the Company may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance it will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1—The Extension Amendment Proposal—Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. You are urged to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of at least two thirds (2/3) of the votes cast by the holders of ordinary shares, who, being entitled to do so, vote in person or by proxy at the Meeting. The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as of the date of this special resolution, the Second Amended and Restated Memorandum of Association and Articles of Association of the Company be amended as set out in Annex A to the proxy statement for the Meeting, in order to give the Board of Directors of the Company the right to extend, on a monthly basis, the Termination Date (as defined therein) from May 22, 2024 to November 22, 2024 (or such earlier date as determined by the Board of Directors of the Company), with immediate effect.”

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s ordinary shares as of the Record Date by (i) each of the Company’s executive officers and directors; (ii) all of the Company’s executive officers and directors as a group; and (iii) each person who is known by the Company to beneficially own more than 5% of its ordinary shares. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 850 Library Avenue, Suite 204, Newark, DE 19715.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Voting Stock(2)
Dimitri Elkin, Chief Executive Officer(3)	Class A Ordinary Shares	6,250,000	[	]%
Konstantin Tourevski, Chairman of the Board	Class A Ordinary Shares	-	*
Jonathan D. Morris, Director(4)	Class A Ordinary Shares	50,000	*
Gregory D. Nelson, Director(4)	Class A Ordinary Shares	50,000	*
All executive officers and directors (4 persons)	Class A Ordinary Shares	6,250,000	[	]%
Quadro Sponsor LLC(3)	Class A Ordinary Shares	6,250,000	[	]%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the date set forth above are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

(2)	Based on [ ] ordinary shares issued and outstanding as of the Record Date.

(3)	Represents founder shares held by the Sponsor. According to a Schedule 13D/A filed with the SEC on February 24, 2023, Quadro IH DMCC (“Quadro IH”) and Twelve Seas Management Company LLC (“Twelve Seas”) are the two managing members of the Sponsor and may therefore be deemed to be the beneficial owners of the securities held by the Sponsor and to have shared voting and dispositive control over such securities. Messrs. Dimitri Elkin and Giedrius Pukas each has control over the voting and investment decisions made by Twelve Seas and Quadro IH, respectively, and as such may be deemed to have beneficial ownership over such securities. The business address of the Sponsor is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Quadro IH is DMCC Business Centre, 3029, Dubai, UAE. The business address of Twelve Seas is 228 Park Avenue S., Suite 89898, New York, NY 10003. The business address of Mr. Elkin is 2685 Nottingham Avenue, Los Angeles, CA 90027. The business address of Mr. Pukas is DMCC Business Centre, 3029, Dubai, UAE.

(4)	The Sponsor has granted each of Jonathan D. Morris and Gregory D. Nelson 50,000 membership interests of the Sponsor, which entitle them to receive 50,000 class A ordinary shares currently held by the Sponsor upon the closing a Business Combination.

The Company does not currently have any arrangements which if consummated may result in a change of control of the Company.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, the Company anticipates that the 2024 annual general meeting will be held no later than December 31, 2024. For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to the shareholders at the 2024 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Memorandum and Articles of Association. Accordingly, such proposals must have been received by the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the 2024 annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2024.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Quadro Acquisition One Corp.
850 Library Avenue, Suite 204

Newark, DE 19715
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: dimitri@twelveseascapital.com

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

Quadro Acquisition One Corp.
850 Library Avenue, Suite 204

Newark, DE 19715
Attention: Dimitri Elkin
Tel: (302) 738-6680
Email: dimitri@twelveseascapital.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by May 13, 2024, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS
TO THE
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
QUADRO ACQUISITION ONE CORP.
(the “Company”)

The Second Amended and Restated Memorandum and Articles of Association of the Company is amended by deleting Article 36.2 and replacing it in its entirety with the following:

“36.2	The Company has up to 39 months from the closing of the IPO to consummate a Business Combination, provided, however, if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 39 months of the closing of the IPO, the directors may, in their sole discretion, extend the period of time to consummate a Business Combination by an additional one month period, up to six times (giving the Company a total of up to 45 months from the closing of the IPO to complete a Business Combination). In the event that the Company does not consummate a Business Combination within 45 months from the closing of the IPO, subject to valid extensions having been made (or such earlier date as may be determined by the board of directors in its sole discretion) (such date, the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and the board of directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Law to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

A-1